UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2017

Item #1. Reports to Stockholders.

INDEX	Strategic Global Long/Short Fund

Annual Report to Shareholders

For the Year Ended September 30, 2017

STRATEGIC ASSET MANAGEMENT, LTD	1

Dear Shareholder:

As we are near to close in on our second year of operations, I would like to share with you the following:

As you may recall, Strategic Global Long Short Fund (SGFAX) was launched on February 23, 2016 with the intention of making an investment vehicle available to those investors seeking alternatives and exposure to global markets and most important participate in the markets when the securities go up and try to have some protection when the markets go down. As such, SGFAX flexible investment strategy and skepticism to setting specific targets as far as country or asset allocation is one of the key differences in our approach. We at Strategic Asset Management, Ltd. (as advisors to SGFAX) believe that opportunities can be found if there is disciplined patience and diligence.

It is worth to mention how historic the last part of 2016 was, with events which had unpredictable results.

Brexit and the U.S. Presidential Election shocked the world. What really was hard to understand were the reaction from investors around the world, who panicked first sending stocks down around the world, but were able to recover and even reach historical levels throughout 2017.

The FED rate gave a lot to talk about as well. After the central bank took an unprecedent step beginning in 2008 to buy trillions of dollars of bonds in an effort to lower U.S. interest rates and help the economy from a Recession, almost after nine years Fed officials believe the economy is strong enough to stand more on its own.

That is why the Fed started raising interest rates very carefully which has not had a negative impact in the behavior of securities and the bull run that they have during this period.

With all this events happening we did not believe that a bull market could continue during 2017, the risks were higher. We believed that the U.S. economy was overheated and concerns about the pace and magnitude of interest rate hikes by the U.S. Federal Reserve could be a drag on the economic cycle, the positive economic effect of fiscal stimulus proposed by Donald Trump could fade, and protectionism sentiment also impulse by president Trump may hurt global trade.

With all of this in mind we were more cautions during the first part of 2017. We held a good percentage of cash and did shorts in markets where we thought there were structural problems.

With the VIX index (an indicator of expected short-term stock market volatility) at historical lows any disruption on the markets or a correction would send this index higher, that is why and based on our strategy, we invested in the VXX which follows

STRATEGIC ASSET MANAGEMENT, LTD	2

this behavior. We thought looking at the U.S. market in aggregate potential risk were higher, offering little margin of safety in the event of an unpleasant macro surprise or an economic slowdown.

Our Portfolio turnover ratio was 256.93% which reflects the volume and frequency with which trades are placed. We believe that given the dynamic conditions nowadays in the world, daily monitoring (and trading) of the portfolio needs to take place to account for political, social and economic factors. One important factor of frequent trading is directly related to the fluctuations in exchange rates that the currencies from the different Regions undergo – often times as a response to funds flowing in (via commodities purchased for example) while other times more as a result of monetary policy being applied.

Long Equity

Positive performance in the long book of the portfolio was driven by our positions in the equity side Cemex from Mexico. On the bond side Credito Real and Financiera Independencia had an important capital appreciation in addition to the good returns of the yields offered by these Bonds.

The second part of 2017 we decided in conjunction with our investment committee switch the strategy for the fund and started unloading the cash that we had. The measures of the economy (survey data, GDP growth, profit growth, unemployment, consumer sentiment, etc) had been on the rise, thus, this change of view and began to look for opportunities where we still believe there was an upside potential.

Sectors such as - healthcare, industrials, materials, financials - were part of our Portfolio. Companies like Goldman Sachs, Visa, United Health Group, Pfizer, United States Steel were contributors to the improvement in the return of the Fund the second half of the year.

We also took the decision to cover the shorts position in Brazil the moment we saw an opportunity which gladly happened in May of 2017 and we were able to somehow cut losses in the shorts.

Decliners during this period were primarily two indexes which are based on volatility the VXX is an exchange-traded note with returns based on the S&P 500 VIX Short term futures index and the UVXY this ETF will seek daily investment results that correspond to twice (200%) the performance of the S&P 500 VIX short-term futures index.

Short Equity

Negative performance from our short book of the portfolio during this period was led by the Brazilian market ETF from Brazil (ETF), Itau Bank (ITUB), Banco Bradesco (BBD) y Petrobras (PBR).

STRATEGIC ASSET MANAGEMENT, LTD	3

Performance

We could divide our performance in two parts which show the change in strategy of the fund. The first part is from October to March and the second part is from April to September.

From October to March the return was negative -3.37% we had shorts not working, most of our assets under management in cash, and investments in indexes correlated with volatility.

The second part from April to September where we switched gears, the fund has experienced a great improvement in its returns. The return was 7.01% over the 6 month period which helps us to give a positive return to the shareholders since inception of the fund. Anyhow the Fund has underperformed most of the important indexes such as Dow Jones, S&P, MSCI EM index, EURO 600. As it was mentioned in previous paragraphs the short positions hurt the portfolio.

The markets have certainly benefited from the Trump “trade” and hoped for reform in both health care and tax policy. Investments in the first part of the year relied on politics more than ever on hopes of these reforms.

A very positive and important market influence is the recent improvement in the industrial, healthcare, and financial sectors where the fund has focused lately. After a strong rally post-election the industrial sector has consolidated. There is emerging leadership in capital goods/heavy industrial stocks and railroads and aerospace/defense stocks. Financial stocks also had and important upswing on hopes of less regulatory red tape; in addition the probability of higher interest rates is beneficial to this sector.

The bulls still remain in control and the trend is still flat to up. Outside of a major political event, there doesn‘t appear to be much impetus for increased volatility which should also help the bull case for the rest of the year.

Geopolitical risk has been the major concern to the financial markets. Political tensions between The U.S. and Korea brought volatility to the markets. We believe this is the only problem which can cause a correction until the end of the year and next year. The only moment where investors panicked where when tensions between these two countries arise. Other than that there are no signs of a pullback in the markets.

Owning risk assets makes sense for the rest of 2017 and the first half of 2018, but we believe that alternatives, which can provide some downside protection during periods of market turbulence, are likely to play an increasingly important role in portfolios as the cycle matures.

STRATEGIC ASSET MANAGEMENT, LTD	4

We look forward to providing our investors with prudent risk management, always paying attention to our downside. We will continue monitoring on a daily basis our positions, managing risk and looking for opportunities on either way of the cycle.

We appreciate you being a shareholder!

Sincerely,

Mauricio Alvarez
Portfolio Manager of Strategic Global Long Short Fund & C.E.O. of Strategic Asset Management, Ltd.
La Paz, Bolivia

The views in this letter were as of September 30, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual fund investing involves risk, including the potential loss of principal. Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return. For a complete description of risks associated with the Fund please refer to the prospectus.

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

Stated performance in the Fund was achieved at some or all points during the period by Strategic Asset Management, Ltd (“SAM”), the investment advisor to the Fund. SAM waived or reimbursed part of the Fund’s total expenses. Had SAM not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2017 and are subject to change at any time.

	Class A Shares

	Total Return	Average Annual Return

	One Year Ended	Since Inception
	9/30/17	2/23/2016 to 9/30/2017

Strategic Global Long/Short Fund
without load	3.40%	3.19%
with load	(1.77% )	(0.06% )
MSCI EM Index	19.73%	26.22%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 833 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Returns do not include dividends and distributions and are expressed in US$.

STRATEGIC GLOBAL LONG/SHORT FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

		Fair
	Shares	Value

CORPORATE BONDS – 18.31%

BRAZIL – 7.56%
Banco Votorantim, 7.375% 1/21/2020	200,000	$214,400
Petrobras Global Finance, 6.125% 1/17/2022	200,000	215,500
Petrobras Global Finance, 4.375% 5/20/2023	500,000	495,500

		925,400

EL SALVADOR – 1.70%
Agricola Senior Trust 6.75% 6/18/2020	200,000	208,302

GUATEMALA – 1.70%
Agromercantil Senior Tr 4/10/2014 6.250% Ser REGS 4/10/2019	200,000	207,994

MEXICO – 3.43%
Credito Real SAB DE CV, 7.250% 7/20/2023	250,000	268,000
Petroleos Mexicanos 3.32361% 7/18/2018	150,000	151,842

		419,842

PANAMA – 1.68%
Global Bank Corp., 4.500% 10/20/2021	200,000	205,200

UNITED STATES – 2.24%
DPL Inc., 7.250% 10/15/2021	250,000	273,438

TOTAL CORPORATE BONDS – 18.31%
(Cost: $2,140,105)		2,240,176

COMMON STOCK – 37.13%

GREAT BRITAIN – 0.04%
Barclays PLC ADR	431	4,461

MEXICO – 10.42%
Cemex SAB de CV ADR * **	140,400	1,274,832

SPAIN – 5.85%
Banco Santander SA ADR**	103,277	716,395

STRATEGIC GLOBAL LONG/SHORT FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2017

		Fair
	Shares	Value

UNITED STATES – 20.82%
Anthem Inc.	1,100	$208,868
CSX Corp.	3,500	189,910
CVS Health Corp.	2,500	203,300
Goldman Sach Group, Inc.	670	158,917
HCA Healthcare, Inc.*	2,500	198,975
Humana Inc.	850	207,086
International Paper Co.	3,500	198,870
Pfizer Inc.	5,000	178,500
Southwest Airlines Co.	3,600	201,528
Union Pacific Corp.	1,700	197,149
United Continental Holdings Inc.*	4,000	243,520
United Health Group Inc.	800	156,680
Vulcan Materials Co.	1,700	203,320

		2,546,623

TOTAL COMMON STOCKS – 37.13%
(Cost: $3,679,780)		4,542,311

SHORT TERM INVESTMENTS – 71.54%

MONEY MARKET FUNDS – 63.37%
UMB Money Market Fund – 0.01%(A)	5,994,125	5,994,125
Morgan Stanley Institutional Liquidity Fund - 0.89%(A)	1,758,038	1,758,038

		7,752,163

U.S. GOVERNMENT SECURITIES – 8.17%
MATURES IN LESS THAN 1 YEAR
U.S. Treasury Bill, Matures November 16, 2017 **	1,000,000	998,825

TOTAL SHORT TERM INVESTMENTS – 71.54%
(Cost: $8,750,988)		8,750,988

TOTAL INVESTMENTS – 126.98%
(Cost: $14,570,873)		15,533,475
Liabilities, in excess of other assets – (26.98)%		(3,300,840)

NET ASSETS – 100.00%		$12,232,635

STRATEGIC GLOBAL LONG/SHORT FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2017

		Notional	Exercise	Expiration	Fair
	Contracts	Amount	Price	Date	Value

OPTIONS WRITTEN*** – (0.04%)

PUT OPTIONS WRITTEN – (0.04)%
Cemex SAB de CV	175	$(158,900)	9	10/20/17	$(2,975)
United States Steel Corp.	20	(51,320)	22	10/20/17	(160)
United States Steel Corp.	100	(256,600)	22.5	10/20/17	(1,200)

TOTAL PUT OPTIONS WRITTEN
(Premiums received: $10,140)					(4,335)

TOTAL OPTIONS WRITTEN – (0.04%)
(Premiums received: ($10,140)					$(4,335)

* Non-income producing.
** All or a portion of position is segregated as collateral for borrowings. The segregated market value of collateral is $2,808,452.
*** Counterparty information is not required for exchange traded or centrally cleared options.
(A) Effective 7 day yield as of September 30, 2017.
ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

STRATEGIC GLOBAL LONG/SHORT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investments at fair value (identified cost of $14,570,873) (Note 1)	$15,533,475
Receivable for capital stock sold	9
Dividends and interest receivable	36,881
Withholding tax reclaim	1,073
Receivable from investment manager	124
Prepaid expenses	1,758

TOTAL ASSETS	15,573,320

LIABILITIES
Due to broker for borrowings	1,913,290
Payable for investments purchased	1,416,622
Written put options sold short at fair value (identified proceeds of $10,140)	4,335
Accrued custody fees	1,017
Accrued administration and transfer agent fees	1,999
Other accrued expenses	3,422

TOTAL LIABILITIES	3,340,685

NET ASSETS	$12,232,635

Net Assets Consist of:
Paid-in-capital applicable to 1,214,789 no par value shares of beneficial interest outstanding, unlimited shares authorized	$11,994,628
Accumulated net realized gain (loss) on investments	(730,399)
Net unrealized appreciation (depreciation) of investments	968,406

Net Assets	$12,232,635

NET ASSET VALUE PER SHARE
Class A Shares
Net Assets	$12,232,635
Shares Outstanding	1,214,789
Net Assets Value and Redemption Price Per Share	$10.07

Maximum Offering Price Per Share*	$10.60

*Includes maximum offering price per share with sales charge of 5.00%

See Notes to Financial Statements

STRATEGIC GLOBAL LONG/SHORT FUND
STATEMENT OF OPERATIONS
Year ended September 30, 2017

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $5,435)	$49,297
Interest	65,271
Miscellaneous income (loss)	(1,059)

Total investment income	113,509

EXPENSES
Investment management fees (Note 2)	114,690
12b-1 fees (Note 2)	26,066
Recordkeeping and administrative services (Note 2)	29,999
Accounting fees	45,022
Custody fees	5,152
Transfer agent fees (Note 2)	15,140
Professional fees	38,063
Filing and registration fees	1,800
Trustee fees	4,578
Compliance fees	7,000
Shareholder servicing and reports	8,675
Insurance	3,483
Dividend expense	78,355
Other	9,096

Total expenses	387,119
Management fee waivers and reimbursed expenses (Note 2)	(105,451)

Net Expenses	281,668

Net investment income (loss)	(168,159)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(244,113)
Net realized gain (loss) on short positions	(822,108)
Net realized gain (loss) on options	9,180
Net realized gain (loss) on options written	384,579

Total net realized gain (loss)	(672,462)

Net increase (decrease) in unrealized appreciation (depreciation) of investments	483,158
Net increase (decrease) in unrealized appreciation (depreciation) of short positions	748,506
Net increase (decrease) in unrealized appreciation (depreciation) on options	11,509
Net increase (decrease) in unrealized appreciation depreciation) on options written	(3,320)

Total net increase (decrease) in unrealized appreciation (depreciation)	1,239,853

Net realized and unrealized gain (loss) on investments	567,391

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$399,232

See Notes to Financial Statements

STRATEGIC GLOBAL LONG/SHORT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Class A

		Period
	Year ended	February 23, 2016* to
	September 30, 2017	September 30, 2016

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(168,159)	$(50,394)
Net realized gain (loss) on investments, options written and short positions	(672,462)	484,922
Net increase (decrease) in unrealized appreciation (depreciation) of investments options written and short positions	1,239,853	(271,447)

Increase (decrease) in net assets from operations	399,232	163,081

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain	(434,522)	–

Decrease in net assets from distributions	(434,522)	–

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	2,005,711	9,664,611
Distributions reinvested	434,522	–

Increase (decrease) in net assets from capital stock transactions	2,440,233	9,664,611

NET ASSETS
Increase (decrease) during period	2,404,943	9,827,692
Beginning of period	9,827,692	–

End of period**	$12,232,635	$9,827,692

**Includes undistributed net investment income (loss) of:	$–	$–

*Commencement of operations.
See Notes to Financial Statements

STRATEGIC GLOBAL LONG/SHORT FUND
STATEMENT OF CASH FLOWS
Year ended September 30, 2017

Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$399,232
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(16,641,155)
Proceeds from disposition of investment securities	15,816,078
Proceeds from short sales	3,478,788
Purchase of short securities	(6,971,424)
Purchase of short-term securities, net	(6,284,617)
Decrease (increase) in deposits with brokers for securities sold short	4,402,831
Decrease (increase) in receivables for securities sold	1,574,589
Decrease (increase) in receivable from investment manager	(124)
Decrease (increase) in dividends and interest receivable	(5,427)
Decrease (increase) in receivable for tax reclaims	(677)
Decrease (increase) in prepaid assets	983
Increase (decrease) in due to broker for borrowings	1,913,290
Increase (decrease) in payable for securities purchased	731,143
Increase (decrease) in accrued management fees	(1,611)
Increase (decrease) in other accrued expense	141
Amortization of premium (discount) - net	(1,449)
Unrealized depreciation on investments	(1,239,853)
Net realized loss from investments	643,552

Net cash provided by operating activities	(2,005,710)

Cash flows from financing activities:
Proceeds from shares sold	2,005,710

Net cash used in financing activities	2,005,710

Net increase (decrease) in cash	–

Cash:
Beginning balance	–

Ending balance	$–

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of
reinvestment of dividend distributions	$434,522

See Notes to Financial Statements

STRATEGIC GLOBAL LONG/SHORT FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Year ended	Period February 23, 2016*
	September 30, 2017	to September 30, 2016

Net asset value, beginning of year	$10.17	$10.00

Investment activities
Net investment income (loss)(1)	(0.16)	(0.05)
Net realized and unrealized gain (loss) on investments	0.51	0.22

Total from investment activities	0.35	0.17

Distributions
Net investment income	–	–
Net realized gain	(0.45)	–

Total distributions	(0.45)	–

Paid-in capital from redemption fees		–

Net asset value, end of year	$10.07	$10.17

Total Return	3.40%	1.70%	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.71%	2.80%	**
Expenses, net of waiver (Note 2) and dividend expense	1.95%	1.95%	**
Net investment income (loss)	(1.61% )	(0.84%	)**
Portfolio turnover rate	256.93%	342.24%	***
Net assets, end of year (000’s)	$12,233	$9,828

(1) Per share amounts calculated using the average share method.
* Commencement of operations.
** Annualized
*** Not annualized

See Notes to Financial Statements

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Strategic Global Long/Short Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended. The Trust was organized as a Delaware statutory trust on April 9, 2007. The Fund is a diversified open-end management company. The Fund was established on February 23, 2016.

The investment objective of the Fund is to provide long term capital appreciation and income generation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sales price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated in U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to The Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Corporate Bonds	$–	$2,240,176	$–	$2,240,176
Common Stocks	4,542,311	–	–	4,542,311
Short Term Investments	7,752,163	998,825	–	8,750,988

	$12,294,474	$3,239,001	$–	$15,533,475

Put Option written	$(4,335)	$–	$–	$(4,335)

	$(4,335)	$–	$–	$(4,335)

Refer to the Fund’s Schedules of Investments for a listing of securities by security type and country.

There were no transfers into or out of any levels during the year ended September 30, 2017. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended September 30, 2017.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. Any cash balances include amounts of “restricted cash” consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate. The Fund also borrows on margin for security purchases.

Securities are held as collateral by the prime broker against margin obligations. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund’s investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted in a timely manner. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded elated to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2017, such classifications reduced paid-in-capital by $110,216, reduced accumulated net investment loss by $168,159 and increased accumulated net realized loss by $57,943.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

involve certain considerations and risks not typically associated with those of domestic origin.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At September 30, 2017, the value of securities sold short against collateral was as follows:

Securities Sold	Collateral of Cash	Segregated Cash	Securities Held
Short	and Securities	of Collateral	of Collateral

$–	$2,808,452	$–	$2,808,452

The collateral includes certain long-term investments held long as shown in the Schedule of Investments. For the year ended September 30, 2017, there were no transaction costs.

Derivatives

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk.

The fair value of derivative instruments and whose primary underlying risk exposure is equity price risk at September 30, 2017 is as follows:

Fair Value
Liability
Derivative	Derivatives
Written Options – Put	$(4,335)*

*Statement of Assets and Liabilities location: Written put options sold short

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended September 30, 2017 is as follows:

		Change in Unrealized
		Appreciation
	Realized Gain (Loss) On	(Depreciation) on
	Derivatives	Derivatives
Derivative	Recognized in Income*	Recognized in Income**
Options – Put	$9,180	$11,509
Written Options – Put	171,279	8,480
Written Options – Call	213,300	(11,800)

*Statement of Operations location: Net realized gain (loss) on options and options written.

**Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on options and options written.

The previously disclosed derivative instruments outstanding as of September 30, 2017, and their effect on the Statement of Operations for the year ending September 30, 2017, serve as indicators of the volume of financial derivative activity for the Fund. The following indicates the average volume for the year:

Average notional value of:
Written Options  $2,191,650

Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has a realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Adviser, Strategic Asset Management, Ltd (“SAM”) provides investment services for an annual fee of 1.10% of average daily net assets of the Fund.

SAM received, waived and reimbursed expenses for the year ended September 30, 2017 as follows:

Management Fee	Management Fee	Expenses
Earned	Waived	Reimbursed

$114,690	$105,451	$–

SAM has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) do not exceed 1.70% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2018. Each waiver or reimbursement of an expense by SAM is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amounts of recoverable reimbursements as of September 30, 2017 are as follows:

Recoverable Reimbursements and Expiration Date

2019	2020	Total

$50,979	$105,451	$156,430

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees. The Plan provides that the Fund may pay a fee at an annual rate of up to 0.25% of average net assets of the Fund in consideration for distribution related services.

Shareholder Servicing Plan

The Fund has adopted a shareholder service plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, such as: 1) receiving and processing shareholder orders; 2) performing the accounting for the shareholder’s account; 2) maintaining retirement plan accounts; 4) answering questions and handling correspondence for individual accounts; 5) acting as the sole shareholder of record for individual shareholders; 6) issuing shareholder reports and transaction confirmations; 7) executing daily investment “sweep” functions; and 8) furnishing investment advisory services. Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

For the year ended September 30, 2017, the following fees under the Plan were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$26,066
Class A	Shareholder Services	–

First Dominion Capital Corp. (the “FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. FDCC received $12,000 for services relating to distribution for the year ended September 30, 2017.

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended September 30, 2017, the following fees were earned:

Administration	Transfer Agent
$29,999	$15,140

Certain officers of the Fund are also officers of CFS. Additionally, John H. Lively of the Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

the owner of the Law Offices of John H. Lively and Associates, Inc. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2017, were as follows:

Purchases	Sales
$16,641,155	$15,816,078

The above amounts do not include the following:

Proceeds from short sales	Sales of Short Securities
$3,478,788	$6,791,424

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short capital gains as ordinary income for tax purposes.

The tax character of distributions paid during the year ended September 30, 2017 and the period February 23, 2016 to September 30, 2016 was as follows:

		Period February 23, 2016
	Year ended	to
	September 30, 2017	September 30, 2016
Distributions paid from
Ordinary income	$434,522	$–

As of September 30, 2017, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Accumulated net realized gain (loss)	$(730,399)
Net unrealized appreciation (depreciation) on investments	968,406

$238,007

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

Cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

Total
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)

$14,560,734	$981,107	$(12,701)	$968,406

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Funds were:

		Period
		February 23, 2016
	Year ended	to
	September 30, 2017	September 30, 2016

Shares sold	205,518	966,460
Shares reinvested	42,811	–
Shares redeemed	–	–

Net increase (decrease)	248,329	966,460

NOTE 6 – RISKS AND BORROWINGS

The Fund engages in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities. The Fund could at any given time borrow securities in an amount of up to 40% of the Fund's net assets and sell them with the view that the value of those positions will decline.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund's exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund's obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

STRATEGIC GLOBAL LONG / SHORT FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage; the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances.

The Fund has the leverage agreement with Interactive Brokers. During the year ended September 30, 2017, the e Fund had an outstanding average daily balance of $908,467, a weighted interest rate of 1.90% and paid $15,080 in interest. The maximum amount outstanding during the year ended September 30, 2017 was $2,150,605. At September 30, 2017, the Fund had $1,913,290 in borrowings outstanding which is included in “Due to broker for borrowings” in the Statement of Assets and Liabilities.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Strategic Global Long/Short Fund and the
Board of Trustees of The World Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Strategic Global Long/Short Fund, a series of shares of The World Funds Trust (The “Fund”), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period February 23, 2016 (commencement of operations) through September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Long/Short Fund as of September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period February 23, 2016 (commencement of operations) through September 30, 2016, presented in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	TAIT, WELLER & BAKER LLP
November 29, 2017

SUPPLEMENTAL INFORMATION
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES
NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (62) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	49	None
Mary Lou H. Ivey (59) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	49	None
Theo H. Pitt, Jr. (82) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	49	Independent Trustee of Gardner Lewis Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

OFFICERS WHO ARE NOT TRUSTEES
NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David Bogaert (54) President and Principal Executive Officer	Indefinite, Since November 2013	President, Treasurer and Director of Commonwealth Fund Services, Inc., the Trust’s Administrator, Transfer Agent, Disbursing Agent, and Accounting Services Agent since 1993; and President and Director of First Dominion Capital Corp., the Trust’s underwriter. Mr. Pasco is a certified public accountant.	N/A	N/A
Karen M. Shupe (53) Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003- present.	N/A	N/A
Ann T. MacDonald (62) Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 – present.	N/A	N/A
John H. Lively (48) Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present.	N/A	N/A
Holly B. Giangiulio (54) Assistant Secretary	Indefinite, Since May 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015-present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

OFFICERS WHO ARE NOT TRUSTEES
NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Julian G. Winters (48) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

STRATEGIC GLOBAL LONG / SHORT FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2017, and held for the six months ended September 30, 2017.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and

STRATEGIC GLOBAL LONG / SHORT FUND – continued
FUND EXPENSES (unaudited)

will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Annualized Expense Ratio	Expenses Paid During the Six Months Ended* (9/30/17)
Class A Actual	$1,000	$1,070.10	2.70%	$14.01
Class A Hypothetical**	$1,000	$1,011.50	2.70%	$13.61

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

** 5% return before expenses

Investment Adviser:
Strategic Asset Management, Ltd.
Calle Ayacucho No. 277
La Paz, Bolivia

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent and Administrator:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Custodian:
UMB Bank
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

More Information:
For 24 hours, 7 days a week price information, and for information on any series of World Funds Trust investment plans, and other shareholder services, call Commonwealth Fund Services, Inc. at (800) 673-0550 Toll Free.

ITEM 2.       CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,000 for 2017 and $16,000 for 2016.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2017 and $2,500 for 2016.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2017 and $0 for 2016.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Strategic Global Long/Short Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.       DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.       PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.       CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.       EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ David A. Bogaert

David A. Bogaert
Principal Executive Officer

Date: December 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ David A. Bogaert

David A. Bogaert
Principal Executive Officer

Date: December 4, 2017

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Financial Officer

Date: December 4, 2017

* Print the name and title of each signing officer under his or her signature.